UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2012

RealNetworks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	0-23137	91-1628146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2601 Elliott Avenue, Suite 1000, Seattle, Washington		98121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(206) 674-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On May 24, 2012, RealNetworks, Inc. (the "Company") entered into a consent decree with the Washington State Office of the Attorney General ("Washington AG"), filed in King County Superior Court. The consent decree resolved the Washington AG’s investigation and accompanying Complaint relating to certain of the Company’s consumer marketing practices. Under the terms of the consent decree, the Company will provide up to $2.0 million as a restitution fund for specified consumers in the U.S. who subscribed to the Company’s SuperPass, GamePass and Rhapsody subscription products during the period from January 1, 2007 to December 31, 2009. Under the terms of the consent decree, eligible consumers are entitled to make claims against the restitution fund for a period of 90 days following the date of the consent decree. The Washington AG will be paid up to $500,000 of any balance remaining in the restitution fund following the processing of eligible claims, with any balance amount in excess of $500,000 to be returned to the Company. The Company will also pay $400,000 to the Washington AG as reimbursement for its legal expenses. In addition, the Company agreed to follow certain specified consumer practices, most of which the Company has already implemented. The Company had previously disclosed the Washington AG’s investigation in its Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, and accrued $2.4 million within its consolidated financial statements for the quarter ended March 31, 2012 for potential amounts related to the investigation. The Company expects to complete payments of the amounts under the consent decree during the quarter ended September 30, 2012.

The Company’s entry into the consent decree does not constitute evidence or an admission by the Company regarding the existence or non-existence of any issue, fact or violation alleged by the Washington AG. On May 24, 2012, the Company issued a press release announcing the entry of the consent decree, a copy of which is included as Exhibit 99.1 attached to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Pursuant to the rules and regulations of the SEC, the attached exhibit is deemed to have been furnished to, but not filed with, the SEC.

Exhibit No. Description
99.1 Press Release issued by RealNetworks, Inc. dated May 24, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealNetworks, Inc.

May 24, 2012	By:	/s/ Thomas Nielsen

Name: Thomas Nielsen
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by RealNetworks, Inc. dated May 24, 2012